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                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       NOVEMBER 1, 2008 -- APRIL 30, 2009

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
                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
  Salt River     01/15/09       -     $  98.72  $  744,180,000  $  750,000    0.10%       3.08%    Goldman,        Goldman Sachs
    Project                                                                                        Sachs &
    Arizona                                                                                        Co., Morgan
  Agriculture                                                                                      Stanley &
  5.000% due                                                                                       Co.,
   1/1/2022                                                                                        Incorporated,
                                                                                                   J.P. Morgan,
                                                                                                   Citigroup

 Commonwealth    02/13/09       -     $ 104.80  $  385,455,000  $  660,000    0.17%       6.16%    Citigroup,      Citigroup
 of Kentucky                                                                                       Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   J.J.B.
                                                                                                   Hilliard,
                                                                                                   W.L. Lyons,
                                                                                                   LLC, First
                                                                                                   Kentucky
                                                                                                   Securities
                                                                                                   Corp., NatCity
                                                                                                   Investments,
                                                                                                   Inc., Wachovia
                                                                                                   Securities,
                                                                                                   N.A., Ross,
                                                                                                   Sinclaire &
                                                                                                   Associates,
                                                                                                   LLC, Morgan
                                                                                                   Keegan & Co.,
                                                                                                   Inc., Edward
                                                                                                   D. Jones
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
                                                                                                   & Co., L.P.,
                                                                                                   Merrill Lynch
                                                                                                   & Co.

 Commonwealth    02/13/09       -     $ 105.54  $  385,455,000  $  600,000    0.15%       6.16%    Citigroup,      Citigroup
  of Kentucky                                                                                      Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   J.J.B.
                                                                                                   Hilliard,
                                                                                                   W.L. Lyons,
                                                                                                   LLC, First
                                                                                                   Kentucky
                                                                                                   Securities
                                                                                                   Corp., NatCity
                                                                                                   Investments,
                                                                                                   Inc.,
                                                                                                   Wachovia
                                                                                                   Securities,
                                                                                                   N.A., Ross,
                                                                                                   Sinclaire &
                                                                                                   Associates,
                                                                                                   LLC, Morgan
                                                                                                   Keegan &
                                                                                                   Co., Inc.,
                                                                                                   Edward D.
                                                                                                   Jones &
                                                                                                   Co., L.P.,
                                                                                                   Merrill
                                                                                                   Lynch & Co.

   Board of      02/13/09       -     $ 103.13  $  385,455,000  $3,000,000    0.78%       3.19%    J.P. Morgan,    J.P. Morgan
  Regents of                                                                                       Morgan Keegan
   the Texas                                                                                       & Company,
      A&M                                                                                          Inc. Estrada
  University                                                                                       Hinojosa &
    System                                                                                         Company, Inc.,
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
                                                                                                   Morgan Stanley
                                                                                                   & Co.
                                                                                                   Incorporated,
                                                                                                   Citigroup,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   SBK_Brooks
                                                                                                   Investment
                                                                                                   Corp., Merrill
                                                                                                   Lynch, Piper
                                                                                                   Jaffray & Co.,
                                                                                                   RBC Capital
                                                                                                   Markets, Banc
                                                                                                   of America
                                                                                                   Securities
                                                                                                   LLC, M.R. Beal
                                                                                                   & Company,
                                                                                                   Samuel A.
                                                                                                   Ramirez & Co.,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC

   State of      03/20/09       -     $  98.15  $1,529,065,000  $  370,000    0.02%       0.98%    Barclays        Barclays Capital
   Wisconsin                                                                                       Capital,
  5.375% due                                                                                       Citigroup,
   5/1/2025                                                                                        DEPFA First
                                                                                                   Albany
                                                                                                   Securities
                                                                                                   LLC, Robert
                                                                                                   W. Baird &
                                                                                                   Co., Edward
                                                                                                   Jones, Loop
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   LLC, Piper
                                                                                                   Jaffray & Co.,
                                                                                                   Siebert
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
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, M.R. Beal
                                                                                                   & Company,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., Merrill
                                                                                                   Lynch & Co.,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc., Cabrera
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   J.P. Morgan,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   RBC Capital
                                                                                                   Markets,
                                                                                                   Wachovia Bank,
                                                                                                   National
                                                                                                   Association

   State of      03/25/09       -     $  97.56  $6,543,020,000  $  650,000    0.01%       0.22%    Merrill Lynch   Merrill Lynch
  California                                                                                       & Co.,
   GO Bonds                                                                                        Citigroup,
  5.750% due                                                                                       De La Rosa
   4/1/2031                                                                                        & Co., Alamo
                                                                                                   Capital,
                                                                                                   Comerica
                                                                                                   Securities,
                                                                                                   Fidelity
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., J.P.
                                                                                                   Morgan, Morgan
                                                                                                   Stanley & Co.,
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
                                                                                                   Incorporated,
                                                                                                   Pershing LLC,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc., Rice
                                                                                                   Financial
                                                                                                   Products Co.,
                                                                                                   Southwest
                                                                                                   Securities,
                                                                                                   Wedbush
                                                                                                   Morgan
                                                                                                   Securities,
                                                                                                   Backstrom
                                                                                                   McCarley
                                                                                                   Berry & Co.,
                                                                                                   LLC, Blaylock
                                                                                                   Robert Van,
                                                                                                   LLC, DEPFA
                                                                                                   First Albany
                                                                                                   Securities,
                                                                                                   LLC, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Nollenberger
                                                                                                   Capital
                                                                                                   Partners Inc.,
                                                                                                   Piper Jaffray
                                                                                                   & Co., Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc., Siebert
                                                                                                   Brandford
                                                                                                   Shank
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
                                                                                                   & Co.,
                                                                                                   LLC, Stone &
                                                                                                   Youngberg,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC, City
                                                                                                   National
                                                                                                   Securities,
                                                                                                   Inc., Edward
                                                                                                   D. Jones &
                                                                                                   Co., LP,
                                                                                                   Great Pacific
                                                                                                   Securities,
                                                                                                   Jesup & Lamont
                                                                                                   Securities
                                                                                                   Corporation,
                                                                                                   Morgan Keegan
                                                                                                   and Company,
                                                                                                   Inc., The
                                                                                                   Northern Trust
                                                                                                   Company,
                                                                                                   Prager Sealy &
                                                                                                   Co., LLC, RBC
                                                                                                   Capital
                                                                                                   Markets, SL
                                                                                                   Hare Capital,
                                                                                                   Wachovia
                                                                                                   Bank, NA,
                                                                                                   Wells Fargo
                                                                                                   Institutional
                                                                                                   Securities,
                                                                                                   LLC
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